SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

October 13, 2004 (Date of earliest event reported)

FFLC BANCORP, INC.
(Exact name of registrant as specified in its charter)

FLORIDA
(State or other jurisdiction of incorporation)

000-22608 (Commission File Number) 800 North Boulevard West, Post Office Box 490420, Leesburg, Florida (Address of Principal Executive Offices)	59-3204891 (IRS Employer Identification Number) 34749-0420 (Zip Code)

(352) 787-3311
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 13, 2004, the registrant issued a press release announcing the registrant’s earnings for the third quarter ended September 30, 2004 and the declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 13, 2004

FFLC Bancorp Inc.
By:      /s/ Stephen T. Kurtz
Name:  Stephen T. Kurtz
Title:    President and Chief Executive Officer

By:      /s/ Paul K. Mueller
Name:  Paul K. Mueller
Title:    Executive Vice President and Chief
Financial Officer